Exhibit 10.40

ASSIGNMENT OF AGREEMENT

THIS ASSIGNMENT, effective this 13th day of November, 2019, is made pursuant to that certain License Agreement (the “Agreement”), dated Apirl 17, 2018, between Wake Forest University Health Sciences (“WFUHS”) and CBM BioPharma, Inc., a Delaware Corporation (“Assignor”). Assignor is making this assignment to to Spherix, Inc., a Delaware corporation (“Assignee”).

WHEREAS, Assignor and WFUHS entered into the Agreement, which is attached hereto as Exhibit A; and

WHEREAS, the Assignor desires to assign to the Assignee, and the Assignee desires to accept assignment of all the Assignor’s rights and obligations under the Agreement; and

WHEREAS, WFUHS desires to memorialize its consent to said assignment.

WHEREAS, Assignor is in full compliance with the Agreement, and Assignor is able to assign the Agreement pursuant to Section 12.1 of the Agreement to an assignee.

WHEREAS, Assignee (i) agrees in writing to be bound by the terms and conditions of this Agreement, (ii) is at least as financially healthy as is Assignor when measured by reasonable standards for financial health, (iii) is not adverse to WFUHS or the University of North Carolina (“UNC”) in any action, suit or dispute and (iv) is not of such a nature that the public knowledge of a licensing relationship would be materially detrimental to WFUHS or UNC.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

1. The Assignor hereby assigns transfers and conveys to the Assignee all its rights, title and interest to, and obligations under, the Agreement.

2. The Assignee hereby accepts said assignment, transfer and conveyance from the Assignor and hereby assumes and shall perform any and all obligations of Assignor under the Agreement.

3. WFUHS, by its signature below, hereby consents to the above referenced assignment.

4. The Parties agree to execute any and all such documents as may be required to further document or complete said assignment.

5. Except as provided in this Assignment, the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties have executed this Assignment on the date and year first above written:

ASSIGNOR:

CBM BioPharma, Inc.
a Delaware Corporation

By:	/s/ Scott Wilfong
Name:	Scott Wilfong
Title:	CEO

ASSIGNEE:

Spherix, Inc.,
a Delaware corporation

By:	/s/ Anthony Hayes
Name:	Anthony Hayes
Title:	CEO

WAKE FOREST UNIVERSITY HEALTH SCIENCES

By:
Name:
Title:

IN WITNESS WHEREOF, the Parties have executed this Assignment on the date and year first above written:

ASSIGNOR:

CBM BioPharma, Inc.
a Delaware corporation

By:
Name:	Scott Wilfong
Title:	CEO

ASSIGNEE:

Spherix, Inc.,
a Delaware corporation

By:
Name:	Anthony Hayes
Title:	CEO

WAKE FOREST UNIVERSITY HEALTH SCIENCES

By:	/s/ Todd A. Ponzio. Ph.D.
Name:	Todd A. Ponzio. Ph.D.
Title:	Associate Vice President

EXHIBIT A

LICENSE AGREEMENT

[ATTACHED]

Exhibit A